UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811- 05276

 Value Line Strategic Asset Management Trust
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 12/31/10 is included with this Form.

Annual Report
¢	Value Line Strategic Asset Management Trust	To Contractowners

Stephen E. Grant,
Portfolio Manager (right)
Jeffrey D. Geffen,
Director of Fixed Income (left)

Objective:
High total investment return consistent with reasonable risk

Inception Date:
October 1, 1987

Net Assets at December 31, 2010:
$356,645,040

Portfolio Composition at December 31, 2010:
(Percentage of Total Net Assets)

An Update from Trust Management (Unaudited)

We are pleased to report that the Value Line Strategic Asset Management Trust (the “Trust”) earned a total return of 15.20% for the year ending December 31, 2010. That compared with a total return of 15.06% for the S&P 500 Stock Index and a total return of 6.59% for the Barclays Capital US Government/Credit Bond Index.

In allocating assets, we are guided by Value Line’s proprietary stock market and bond market models, which incorporate a number of economic and financial variables. The Trust began the year about 60% invested in stocks and finished with a stock allocation of just over 70%, as we redeployed cash to take advantage of short-term sell-offs in the stock market. Meanwhile, we slightly increased the allocation to bonds from 20% of the portfolio to about 23%.

In selecting stocks, we rely on the Value Line Timeliness Ranking and Performance Ranking Systems. These proprietary systems favor companies with strong relative earnings momentum and strong relative stock price momentum. The stock portion of the portfolio is well-diversified, with the approximately 175 holdings representing all economic sectors and company sizes.

As for the bond portion of the portfolio, we invest in high-quality issues. Holdings are currently diversified across the investment-grade spectrum, in U.S. government, mortgage-backed and corporate issues. Maturities on average are short to intermediate term, representing moderate interest-rate risk that is less than that of the Trust’s benchmark index.

It’s noteworthy that the Trust’s average annual total return of 9.61% since inception in 1987 has been achieved while holding a significant portion of assets in bonds and cash, which has limited the risk exposure of our shareholders. Stephen E. Grant has been lead portfolio manager of the Trust since 1991, while industry veteran Jeffrey D. Geffen has overseen the Trust’s bond portfolio since 2001.

Thank you for investing with us.

Top Ten Holdings (As of 12/31/2010) (Unaudited)

Company	Percentage of Total Net Assets
U.S. Treasury Notes, 1.00%, 9/30/11	2.82%
Federal National Mortgage Association Discount Notes, 0.00%, 1/12/11	2.80%
Government National Mortgage Association, 5.50%, 8/20/37	2.18%
Federal National Mortgage Association Discount Notes, 0.00%, 1/19/11	1.96%
U.S. Treasury Notes, 1.00%, 8/31/11	1.69%
Express Scripts, Inc.	1.58%
SLM Corp., 2.79%, 4/1/14	1.52%
U.S. Treasury Notes, 6.13%, 11/15/27	1.41%
Federal Farm Credit Bank, 1.50%, 12/8/14	1.40%
FMC Technologies, Inc.	1.25%

About information in this report:

●	It is important to consider the Trust’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.
●
The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The Barclays Capital US Government/Credit Bond Index is an unmanaged index that is generally considered to be representative of U.S. government and corporate bond market activity. Index returns are provided for comparative purposes. Please note that the indices are not available for direct investment and their returns do not reflect the fees and expenses that have been deducted from the Trust.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST	1

Annual Report
¢	Value Line Strategic Asset Management Trust	To Contractowners

Equity Sector Weightings vs. Index (As of 12/31/2010) (Unaudited)

Average Annual Total Returns (For periods ended 12/31/2010) (Unaudited)

	1 Yr	3 Yrs		5 Yrs	10 Yrs	Since Inception 10/01/1987
Value Line Strategic Asset Management Trust	15.20%	(0.48)%		3.96%	2.81%	9.61%
S&P 500 Index	15.06%	(2.85	) %	2.29%	1.41%	9.61%
Barclays Capital US Government/Credit Bond Index	6.59%	5.60%		5.56%	5.83%	7.32%

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Trust expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Trust will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contract owner may pay on distributions or redemption of units.

Growth of a Hypothetical $10,000 Investment (Unaudited)

To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made 10 years ago in the Value Line Strategic Asset Management Trust to that of the S&P 500 Index and Barclays Capital US Government/Credit Bond Index. Index returns do not include the fees and expenses of the Trust, but do include the reinvestment of dividends.

2	VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

Annual Report
¢	Value Line Strategic Asset Management Trust	To Contractowners

Trust Expenses (Unaudited)

By investing in the Trust, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Trust expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested on July 1, 2010 and held for six months ended December 31, 2010.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000	$1,167.64	$4.86	0.89%
Hypothetical (5% return before expenses)	$1,000	$1,020.72	$4.53	0.89%

*
Expenses are equal to the Trust’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Trust’s most recent fiscal half-year). This expense ratio may differ from the expense ratio shown in the financial highlights. The annualized expense ratio would have been 0.98% gross of nonrecurring legal fee reimbursement.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST	3

¢	Value Line Strategic Asset Management Trust

Schedule of Investments

December 31, 2010

Shares		Value

Common Stocks — 71.2%
Consumer Discretionary — 10.4%
35,000	Aeropostale, Inc. *	$862,400
10,000	AutoZone, Inc. *	2,725,900
24,000	BorgWarner, Inc. *	1,736,640
39,000	Buckle, Inc. (The)	1,473,030
5,000	Chipotle Mexican Grill, Inc. *	1,063,300
25,000	Coinstar, Inc. *	1,411,000
4,000	Fossil, Inc. *	281,920
17,000	Genuine Parts Co.	872,780
54,000	Guess?, Inc.	2,555,280
19,000	Jo-Ann Stores, Inc. *	1,144,180
87,000	Johnson Controls, Inc.	3,323,400
83,000	LKQ Corp. *	1,885,760
28,000	O’Reilly Automotive, Inc. *	1,691,760
28,000	Phillips-Van Heusen Corp.	1,764,280
2,000	Priceline.com, Inc. *	799,100
6,700	Strayer Education, Inc.	1,019,874
44,000	TJX Companies, Inc. (The)	1,953,160
6,000	Tractor Supply Co.	290,940
34,000	TRW Automotive Holdings Corp. *	1,791,800
37,000	Tupperware Brands Corp.	1,763,790
29,000	Warnaco Group, Inc. (The) *	1,597,030
38,000	WMS Industries, Inc. *	1,719,120
30,000	Wolverine World Wide, Inc.	956,400
10,000	Wyndham Worldwide Corp.	299,600
42,000	Yum! Brands, Inc.	2,060,100
		37,042,544
Consumer Staples — 2.9%
16,900	British American Tobacco PLC ADR	1,313,130
25,000	Church & Dwight Co., Inc.	1,725,500
13,000	Energizer Holdings, Inc. *	947,700
56,000	Flowers Foods, Inc.	1,506,960
40,500	Green Mountain Coffee Roasters, Inc. *	1,330,830
30,000	Hormel Foods Corp.	1,537,800
16,000	TreeHouse Foods, Inc. *	817,440
23,000	Whole Foods Market, Inc. *	1,163,570
		10,342,930
Energy — 2.8%
11,000	Concho Resources, Inc. *	964,370
50,000	FMC Technologies, Inc. *	4,445,500
22,000	SM Energy Co.	1,296,460
40,950	Southern Union Co.	985,667
15,000	Southwestern Energy Co. *	561,450
15,000	Tenaris S.A. ADR	734,700
32,000	World Fuel Services Corp.	1,157,120
		10,145,267
Financials — 5.5%
6,000	Affiliated Managers Group, Inc. *	595,320
37,000	AFLAC, Inc.	2,087,910
4,000	Arch Capital Group Ltd. *	352,200
56,000	Bank of Hawaii Corp.	2,643,760
12,500	BlackRock, Inc.	2,382,250
24,000	DuPont Fabros Technology, Inc.	510,480
36,000	Eaton Vance Corp.	1,088,280
15,000	Franklin Resources, Inc.	1,668,150
8,800	Goldman Sachs Group, Inc. (The)	1,479,808
7,000	MSCI, Inc. Class A *	272,720
28,800	Royal Bank of Canada	1,507,968
26,000	T. Rowe Price Group, Inc.	1,678,040

Shares		Value

11,284	Toronto-Dominion Bank (The)	$838,514
46,000	U.S. Bancorp	1,240,620
46,000	Wells Fargo & Co.	1,425,540
		19,771,560
Health Care — 11.4%
12,000	Acorda Therapeutics, Inc. *	327,120
9,600	Alcon, Inc.	1,568,640
34,000	Alexion Pharmaceuticals, Inc. *	2,738,700
17,400	Allergan, Inc.	1,194,858
12,000	Cerner Corp. *	1,136,880
50,000	DENTSPLY International, Inc.	1,708,500
12,000	Edwards Lifesciences Corp. *	970,080
14,000	Emergency Medical Services Corp. Class A *	904,540
104,000	Express Scripts, Inc. *	5,621,200
1,400	Fresenius Medical Care AG & Co. KGaA ADR	80,766
52,000	Henry Schein, Inc. *	3,192,280
10,000	Hospira, Inc. *	556,900
46,000	IDEXX Laboratories, Inc. *	3,184,120
35,000	Illumina, Inc. *	2,216,900
6,000	Intuitive Surgical, Inc. *	1,546,500
13,000	Masimo Corp.	377,910
21,000	Mettler-Toledo International, Inc. *	3,175,410
10,000	Novo Nordisk A/S ADR	1,125,700
47,250	Owens & Minor, Inc.	1,390,567
22,000	ResMed, Inc. *	762,080
16,000	SXC Health Solutions Corp. *	685,760
9,300	Techne Corp.	610,731
28,000	Teva Pharmaceutical Industries Ltd. ADR	1,459,640
32,000	Thermo Fisher Scientific, Inc. *	1,771,520
24,200	United Therapeutics Corp. *	1,529,924
10,000	Warner Chilcott PLC Class A	225,600
17,000	West Pharmaceutical Services, Inc.	700,400
		40,763,226
Industrials — 17.5%
16,000	Acuity Brands, Inc.	922,720
15,000	Alliant Techsystems, Inc. *	1,116,450
110,250	AMETEK, Inc.	4,327,312
12,000	Babcock & Wilcox Co. *	307,080
25,000	BE Aerospace, Inc. *	925,750
35,000	C.H. Robinson Worldwide, Inc.	2,806,650
32,000	Canadian National Railway Co.	2,127,040
34,000	CLARCOR, Inc.	1,458,260
42,000	Corrections Corp. of America *	1,052,520
28,000	Curtiss-Wright Corp.	929,600
39,200	Danaher Corp.	1,849,064
17,000	DigitalGlobe, Inc. *	539,070
23,000	Donaldson Co., Inc.	1,340,440
4,800	EMCOR Group, Inc. *	139,104
29,000	EnerSys *	931,480
23,000	Esterline Technologies Corp. *	1,577,570
16,000	Flowserve Corp.	1,907,520
22,000	General Dynamics Corp.	1,561,120
63,000	Geo Group, Inc. (The) *	1,553,580
20,000	Hunt (J.B.) Transport Services, Inc.	816,200
42,000	IDEX Corp.	1,643,040
19,000	IHS, Inc. Class A *	1,527,410
57,000	ITT Corp.	2,970,270
40,000	Kansas City Southern*	1,914,400
11,000	Kirby Corp. *	484,550

4	See notes to financial statements.

¢	Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)

December 31, 2010

Shares		Value
Industrials — 17.5% (Continued)
21,000	L-3 Communications Holdings, Inc.	$1,480,290
34,000	Lennox International, Inc.	1,607,860
24,000	McDermott International, Inc. *	496,560
20,000	Navistar International Corp. *	1,158,200
25,000	Polypore International, Inc. *	1,018,250
63,500	Republic Services, Inc.	1,896,110
18,000	Rockwell Collins, Inc.	1,048,680
29,000	Roper Industries, Inc.	2,216,470
36,000	Stericycle, Inc. *	2,913,120
17,000	Toro Co. (The)	1,047,880
19,000	TransDigm Group, Inc. *	1,368,190
36,000	United Technologies Corp.	2,833,920
14,000	URS Corp. *	582,540
13,600	Valmont Industries, Inc.	1,206,728
13,000	W.W. Grainger, Inc.	1,795,430
76,500	Waste Connections, Inc.	2,106,045
24,000	Woodward Governor Co.	901,440
		62,405,913
Information Technology — 8.5%
17,000	Accenture PLC Class A	824,330
13,000	Acme Packet, Inc. *	691,080
48,000	Amphenol Corp. Class A	2,533,440
12,000	Anixter International, Inc.	716,760
19,000	ANSYS, Inc. *	989,330
4,000	Apple, Inc. *	1,290,240
70,000	Aruba Networks, Inc. *	1,461,600
7,000	Blackboard, Inc. *	289,100
18,000	Cavium Networks, Inc. *	678,240
23,000	Check Point Software Technologies Ltd. *	1,063,980
58,000	Cognizant Technology Solutions Corp. Class A *	4,250,820
8,000	CommVault Systems, Inc *	228,960
22,000	Concur Technologies, Inc. *	1,142,460
31,400	Dolby Laboratories, Inc. Class A *	2,094,380
18,800	Equinix, Inc. *	1,527,688
21,000	FactSet Research Systems, Inc.	1,968,960
32,000	Informatica Corp. *	1,408,960
14,000	Rovi Corp. *	868,140
18,400	Salesforce.com, Inc. *	2,428,800
20,000	Solera Holdings, Inc.	1,026,400
22,000	Teradata Corp. *	905,520
16,000	TIBCO Software, Inc. *	315,360
6,000	VeriFone Holdings, Inc. *	231,360
15,000	VMware, Inc. Class A *	1,333,650
		30,269,558
Materials — 8.5%
17,000	Air Products & Chemicals, Inc.	1,546,150
15,000	Airgas, Inc.	936,900
32,200	Albemarle Corp.	1,796,116
30,000	AptarGroup, Inc.	1,427,100
14,000	Ball Corp.	952,700
27,500	Celanese Corp. Series A	1,132,175
40,000	Cliffs Natural Resources, Inc.	3,120,400
29,000	Crown Holdings, Inc. *	968,020
65,000	Ecolab, Inc.	3,277,300
22,000	FMC Corp.	1,757,580
19,000	Greif, Inc. Class A	1,176,100
23,500	Lubrizol Corp. (The)	2,511,680
6,000	NewMarket Corp.	740,220
32,000	Praxair, Inc.	3,055,040

Shares		Value

20,000	Rockwood Holdings, Inc. *	$782,400
19,000	Scotts Miracle-Gro Co. (The) Class A	964,630
48,400	Sigma-Aldrich Corp.	3,221,504
24,000	Valspar Corp. (The)	827,520
		30,193,535
Telecommunication Services — 1.9%
46,000	American Tower Corp. Class A *	2,375,440
42,000	Crown Castle International Corp. *	1,840,860
44,000	SBA Communications Corp. Class A *	1,801,360
9,300	Telefonica S.A. ADR	636,306
		6,653,966
Utilities — 1.8%
62,000	EQT Corp.	2,780,080
20,600	ITC Holdings Corp.	1,276,788
7,000	Questar Corp.	121,870
21,000	South Jersey Industries, Inc.	1,109,220
17,000	Wisconsin Energy Corp.	1,000,620
		6,288,578
	Total Common Stocks (Cost $152,299,769)	253,877,077

Principal Amount		Value

U.S. Government Agency Obligations — 13.5%

$5,000,000	Federal Farm Credit Bank, 1.50%, 12/8/14	4,986,405
4,000,000	Federal Home Loan Banks, 1.38%, 5/16/11	4,017,512
4,000,000	Federal Home Loan Banks, 1.25%, 6/16/14	3,973,828
1,102,603	Federal Home Loan Mortgage Corp., 4.00%, 12/15/13	1,123,567
201,224	Federal Home Loan Mortgage Corp., 5.00%, 1/1/21	214,398
128,239	Federal Home Loan Mortgage Corp., 5.00%, 10/1/21	136,114
212,906	Federal Home Loan Mortgage Corp., 5.00%, 11/1/21	225,980
255,042	Federal Home Loan Mortgage Corp., 5.50%, 4/15/22	268,186
2,804,713	Federal Home Loan Mortgage Corp., 4.50%, 6/15/23	2,913,375
1,384,098	Federal Home Loan Mortgage Corp., 5.50%, 3/15/24	1,459,370
1,516,242	Federal Home Loan Mortgage Corp., 4.50%, 10/15/27	1,594,804
1,430,896	Federal National Mortgage Association, 5.00%, 11/1/34	1,511,600
10,000,000	Federal National Mortgage Association Discount Notes, 0.00%, 1/12/11 (1)	9,999,870
7,000,000	Federal National Mortgage Association Discount Notes, 0.00%, 1/19/11 (1)	6,999,846
711,928	Government National Mortgage Association, 5.50%, 1/15/36	770,992
7,230,320	Government National Mortgage Association, 5.50%, 8/20/37	7,789,528

See notes to financial statements.	5

¢	Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)

December 31, 2010

Principal Amount		Value
	Total U.S. Government Agency Obligations (Cost $47,013,362)	$47,985,375

U.S. Treasury Obligations — 8.1%
$4,000,000	U.S. Treasury Notes, 1.13%, 6/30/11	4,018,436
6,000,000	U.S. Treasury Notes, 1.00%, 8/31/11	6,030,234
10,000,000	U.S. Treasury Notes, 1.00%, 9/30/11	10,053,910
3,572,310	U.S. Treasury Notes, 1.88%, 7/15/13 (2)	3,809,254
4,000,000	U.S. Treasury Notes, 6.13%, 11/15/27	5,025,000
	Total U.S. Treasury Obligations
	(Cost $27,514,910)	28,936,834

Corporate Bonds & Notes — 5.8%
Basic Materials — 0.5%
1,000,000	EI du Pont de Nemours & Co., 3.25%, 1/15/15	1,037,880
1,000,000	PPG Industries, Inc., 1.90%, 1/15/16	949,305
		1,987,185
Communications — 0.9%
1,000,000	AT&T, Inc., 2.50%, 8/15/15	996,486
2,000,000	BellSouth Corp., 5.20%, 9/15/14	2,183,370
		3,179,856
Consumer, Cyclical — 0.3%
1,000,000	Lowe’s Cos, Inc., 2.13%, 4/15/16	977,959
Consumer, Non-cyclical — 1.1%
1,000,000	Pfizer, Inc., 5.35%, 3/15/15	1,124,159
1,000,000	Campbell Soup Co., 3.05%, 7/15/17	1,004,580
2,000,000	Coca-Cola Co. (The), 1.50%, 11/15/15	1,919,684
		4,048,423
Energy — 0.6%
1,000,000	ConocoPhillips, Fixed, 4.60%, 1/15/15	1,089,942
1,000,000	Halliburton Co., Fixed, 6.15%, 9/15/19	1,148,551
		2,238,493
Financial — 1.5%
6,000,000	SLM Corp., 2.79%, 4/1/14 (3)	5,405,280

Principal Amount		Value
Industrial — 0.6%
$1,000,000	Boeing Co. (The), Fixed, 3.50%, 2/15/15	$1,048,774
1,000,000	Cooper Industries PLC, Fixed, 2.38%, 1/15/16	986,380
		2,035,154
Technology — 0.3%
1,000,000	Hewlett-Packard Co., 2.20%, 12/1/15	984,864
	Total Corporate Bonds & Notes (Cost $21,067,131)	20,857,214
	Total Investments — 98.6% (Cost $247,895,172)	$351,656,500

Short-Term Investments — 1.6%
Repurchase Agreements — 1.6%
5,700,000	With Morgan Stanley, 0.06%, dated 12/31/10, due 01/03/11, delivery value $5,700,029 (collateralized by $5,430,000 U.S. Treasury Notes 3.1250%, due 08/31/13, with a value of $5,818,078)	5,700,000
	Total Short-Term Investments (Cost $5,700,000)	5,700,000
Excess Of Liabilities Over Cash And Other Assets — (0.2%)		(711,460)

Net Assets — 100.0%		$356,645,040
Net Asset Value Per Outstanding Share ($356,645,040 ÷ 19,861,305 shares outstanding)		$17.96

*	Non-income producing.

(1)	Zero Coupon Bond.

(2)	Treasury Inflation-Protection Security (TIPS)

(3)	The rate shown on floating rate securities is the rate at the end of the reporting period. The rate changes monthly.

ADR	American Depositary Receipt.

6	See notes to financial statements.

¢ Value Line Strategic Asset Management Trust

Statement of Assets and Liabilities

December 31, 2010

ASSETS:
Investment securities, at value (Cost - $247,895,172)	$351,656,500
Repurchase agreement (Cost - $5,700,000)	5,700,000
Interest and dividends receivable	529,264
Receivable for securities sold	250,674
Receivable for trust shares sold	11,504
Prepaid expenses	7,669

Total Assets	358,155,611
LIABILITIES:
Due to custodian	875,323
Payable for trust shares redeemed	457,911
Accrued expenses:
Advisory fee	54,295
Service and distribution plan fees	27,164
Directors’ fees and expenses	335
Other	95,543
Total Liabilities	1,510,571
Net Assets	$356,645,040
NET ASSETS CONSIST OF:
Shares of beneficial interest, at $0.01 par value (authorized unlimited, outstanding 19,861,305 shares)	$198,613
Additional paid-in capital	258,883,330
Undistributed net investment income	1,951,880
Accumulated net realized loss on investments and foreign currency	(8,150,231)
Net unrealized appreciation of investments and foreign currency translations	103,761,448
Net Assets	$356,645,040
Net Asset Value Per Outstanding Share ($356,645,040 ÷ 19,861,305 shares outstanding)	$17.96

Statement of Operations

For the Year Ended December 31, 2010

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $40,192)	$2,552,118
Interest	2,351,470
Total Income	4,903,588
Expenses:
Advisory fee	1,756,443
Service and distribution plan fees	1,405,154
Auditing and legal fees	243,886
Trustees’ fees and expenses	54,803
Custodian fees	50,673
Insurance	44,705
Printing and postage	24,842
Registration and filing fees	1,185
Other	43,715
Total Expenses Before Custody Credits and Fees Waived	3,625,406
Less: Legal Fee Reimbursement	(151,383)
Less: Service and Distribution Plan Fees Waived	(526,933)
Less: Custody Credits	(642)
Net Expenses	2,946,448
Net Investment Income	1,957,140
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN EXCHANGE TRANSACTIONS:
Net Realized Gain	7,244,494
Change in Net Unrealized Appreciation/(Depreciation)	40,490,544
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	47,735,038
NET INCREASE IN NET ASSETS FROM OPERATIONS	$49.692.178

See notes to financial statements.	7

¢	Value Line Strategic Asset Management Trust

Statement of Changes in Net Assets

	Years Ended December 31,
	2010	2009
Operations:
Net investment income	$1,957,140	$2,806,233
Net realized gain/(loss) on investments and foreign currency	7,244,494	(15,299,055)
Change in net unrealized appreciation/(depreciation)	40,490,544	78,082,054
Net increase in net assets from operations	49,692,178	65,589,232
Distributions to Shareholders:
Net investment income	(2,802,691)	(3,895,465)
Net realized gain from investment transactions	—	(28,591,766)
Decrease in net assets from distributions to shareholders	(2,802,691)	(32,487,231)
Trust Share Transactions:
Proceeds from sale of shares	4,560,920	5,156,167
Proceeds from reinvestment of dividends and distributions to shareholders	2,802,691	32,487,231
Cost of shares redeemed	(60,563,078)	(63,676,985)
Net decrease in net assets from trust share transactions	(53,199,467)	(26,033,587)
Total Increase/(Decrease) in Net Assets	(6,309,980)	7,068,414
NET ASSETS:
Beginning of year	362,955,020	355,886,606
End of year	$356,645,040	$362,955,020
Undistributed net investment income, at end of year	$1,951,880	$2,798,197

8	See notes to financial statements.

¢	Value Line Strategic Asset Management Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$15.72	$14.36	$23.67	$23.16	$22.22
Income from investment operations:
Net investment income	0.11	0.14	0.20	0.28	0.24
Net gains or (losses) on securities (both realized and unrealized)	2.27	2.67	(6.44)	3.22	1.23
Total from investment operations	2.38	2.81	(6.24)	3.50	1.47
Less distributions:
Dividends from net investment income	(0.14)	(0.17)	(0.30)	(0.24)	(0.21)
Distributions from net realized gains	—	(1.28)	(2.77)	(2.75)	(0.32)
Total distributions	(0.14)	(1.45)	(3.07)	(2.99)	(0.53)
Net asset value, end of year	$17.96	$15.72	$14.36	$23.67	$23.16
Total return*	15.20%	21.16%	(29.39)%	15.28%	6.85%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$356,645	$362,955	$355,887	$605,133	$628,674
Ratio of expenses to average net assets(1)	1.03%	1.02%	1.00%	0.95%	0.97%
Ratio of expenses to average net assets(2)	0.84%	0.87%	0.84%	0.78%	0.88%
Ratio of net investment income to average net assets	0.56%	0.81%	0.82%	1.06%	0.87%
Portfolio turnover rate	21%	16%	24%	26%	26%

*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all periods shown.

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor and the reimbursement by Value Line of certain expenses incurred by the Trust (“Expenses”) in connection with a settlement with the Securities and Exchange related to brokerage commissions charged by the Distributor to the Trust. The ratio of expenses to average net assets net of custody credits, but exclusive of the fee waivers and reimbursement of Expenses would have been 0.99% for the year ended December 31, 2008 and would not have changed for the other years shown.

(2)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor and the reimbursement of Expenses by Value Line.

See notes to financial statements.	9

¢	Value Line Strategic Asset Management Trust

Notes to Financial Statements

December 31, 2010

1.           Significant Accounting Policies

          Value Line Strategic Asset Management Trust (the “Trust”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Trust will attempt to achieve its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Trust among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate.

          The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation

          Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. The Board of Trustees has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

          Short-term investments with maturities of 60 days or less at the date of purchase are valued at amortized cost which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.

          Securities for which market quotations are not readily available or which are not readily marketable are valued at fair value as the Board of Trustees may determine in good faith. In addition, the Trust may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

(B) Fair Value Measurements

          In accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC 820-10), Fair Value Measurements and Disclosures, (formerly Statement of Financial Accounting Standards (“SFAS”) No. 157), the Trust discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

●	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access at the measurement date;
●	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
●	Level 3 – Inputs that are unobservable.

          The Trust follows the authoritative guidance included in FASB ASC 820-10, Fair Value Measurements and Disclosures, on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly (formerly FSP FAS 157-4). FASB ASC 820-10-35-51A to 51H indicates that if an entity determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

          Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. It provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price as promulgated by FASB ASC 820-10.

¢	Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

December 31, 2010

The following is a summary of the inputs used as of December 31, 2010 in valuing the Trust’s investments carried at value:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$253,877,077	$0	$0	$253,877,077
U.S. Government Agency Obligations	0	47,985,375	0	47,985,375
Corporate Bonds & Notes	0	20,857,214	0	20,857,214
U.S. Treasury Obligations	0	28,936,834	0	28,936,834
Short-Term Investments	0	5,700,000	0	5,700,000
Total Investments in Securities	$253,877,077	$103,479,423	$0	$357,356,500

For the year ended December 31, 2010, there was no significant transfer activity between Level 1 and Level 2.

For the year ended December 31, 2010, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements

          In connection with transactions in repurchase agreements, the Trust’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Trust’s policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(D) Federal Income Taxes

          It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

(E) Dividends and Distributions

          It is the Trust’s policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Trust, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Trust at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Trustees.

(F) Securities Transactions and Income

          Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

          The Trust may invest in Treasury Inflation-Protection Securities (TIPS). The principal value and interest payout of TIPS are periodically adjusted according to the rate of the inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statement of Operations.

(G) Foreign Currency Translation

          The books and records of the Trust are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange on the valuation date. The Trust does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

          Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

          Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Trust, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/ (depreciation) on investments.

¢	Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

December 31, 2010

(H) Representations and Indemnifications

          In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

(I) Accounting for Real Estate Investment Trusts

          The Trust owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(J) Foreign Taxes

          The Trust may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Trust will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(K) Other

          On March 11, 2010, certain affected Value Line Funds and Value Line, Inc. (“VLI”) entered into an agreement pursuant to which VLI agreed to reimburse those Funds in the aggregate amount of $917,302 for various expenses incurred by those Funds in connection with the subject matter of the settlement, dated November 4, 2009, between the Securities and Exchange Commission and VLI, Value Line Securities, Inc. (currently EULAV Securities LLC (the “Distributor”)) and two former directors and officers of VLI. The agreement required VLI to reimburse those Funds in twelve monthly installments commencing April 1, 2010 and those Funds accrued a related receivable. Accordingly, the Trust accrued $151,383 in expense reimbursements from VLI. In November 2010, VLI accelerated its payment obligations and paid in full the outstanding balance.

          On December 23, 2010, EULAV Asset Management, LLC (the “Adviser”) was restructured so that it is no longer a wholly-owned subsidiary of VLI. As part of the restructuring, the Adviser converted to a Delaware statutory trust named EULAV Asset Management and the Distributor merged into EULAV Securities LLC and became a wholly-owned subsidiary of the Adviser. VLI has stated that as a result of the restructuring it no longer “controls” (as that term is defined in the Investment Company Act of 1940) the Adviser or the Distributor. On July 20, 2010, the Board approved a new investment advisory agreement between each Fund and the restructured Adviser to take effect upon the closing of the restructuring. The effectiveness of each investment advisory agreement was also contingent upon approval by shareholders of the applicable Fund. Toward this end, each Fund held special shareholder meetings in the Fall of 2010 at which shareholders approved the new investment advisory agreements with the restructured Adviser. In addition, the shareholders of each Fund elected three persons as members of the Board at the special shareholder meetings. Please see “Proxy Results” later in this annual report for the voting results of those shareholder meetings.

(L) Subsequent Events

          Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

2.          Trust Share Transactions, Dividends and Distributions

          Shares of the Trust are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in shares of beneficial interest in the Trust were as follows:

	Year Ended December 31, 2010	Year Ended December 31, 2009
Shares sold	280,511	349,574

Shares issued in reinvestment of dividends and distributions	173,541	2,392,285

Shares redeemed	(3,685,287)	(4,429,685)
Net decrease	(3,231,235)	(1,687,826)
Dividends per share from net investment income	$0.1350	$0.1738
Distribution per share from net realized gains	$—	$1.2759

¢	Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

December 31, 2010

3.          Purchases and Sales of Securities

            Purchases and sales of investment securities, excluding short-term securities, were as follows:

Year Ended December 31, 2010
PURCHASES:
U.S. Treasury & Government Agency Obligations	$42,063,566
Other Investment Securities	46,257,144
Total Purchases	$88,320,710

SALES:
U.S. Treasury & Government Agency Obligations	$15,004,500
Other Investment Securities	47,462,091
Total Sales	$62,466,591

4.          Income Taxes

            At December 31, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$253,595,172
Gross tax unrealized appreciation	$106,183,235
Gross tax unrealized depreciation	(2,421,907)
Net tax unrealized appreciation on investments	$103,761,328
Undistributed ordinary income	$1,952,124
Capital loss carryforward, expires December 31, 2017	$(8,150,232)

            During the year ended December 31, 2010, as permitted under federal income tax regulations, the Trust elected to defer $245 of post-October net currency losses to the next taxable year and utilized $7,249,211 of capital loss carryforwards.

            The tax composition of distributions to shareholders for the years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Ordinary income	$2,802,691	$3,905,547
Long-term capital gain	—	28,581,684
	$2,802,691	$32,487,231

            Permanent book/tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Trust decreased undistributed net investment income by $766 and decreased accumulated realized loss by $766. Net assets are not affected by these reclassifications. These reclasses are primarily due to differing treatments of foreign currency translation and a 2009 REIT true-up reversal for tax purposes.

5.          Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

            An advisory fee of $1,756,443 was paid or payable to EULAV Asset Management (the “Adviser”) for the year ended December 31, 2010. This was computed at an annual rate of 0.50% of the average daily net assets of the Trust during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trust’s Board of Trustees, to act as officers and employees of the Trust and pays their salaries.

            The Trust has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) in advertising, marketing and distributing the Trust’s shares and for servicing the Trust’s shareholders at an annual rate of 0.40% of the Trust’s average daily net assets. For the year ended December 31, 2010, fees amounting to $1,405,154, before fee waivers, were accrued under the Plan. Effective May 23, 2006, the Distributor voluntarily waived 0.15% of the 12b-1 fee. Effective May 1, 2007, 2008, 2009 and 2010, the Distributor contractually agreed to reduce the fee under the Plan by 0.15% for one year periods. For the year ended December 31, 2010, the fees waived amounted to $526,933. The Distributor has no right to recoup previously waived amounts.

            For the year ended December 31, 2010, the Trust’s expenses were reduced by $642 under a custody credit arrangement with the custodian.

            Direct expenses of the Trust are charged to the Trust while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Trust bears all other costs and expenses.

            Certain officers and a Trustee of the Adviser are also officers and a Trustee of the Trust.

¢	Value Line Strategic Asset Management Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Value Line Strategic Asset Management Trust

          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Strategic Asset Management Trust (the “Trust”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 17, 2011

¢	Value Line Strategic Asset Management Trust

PROXY RESULTS
FOR
VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

Two Special Meetings of Shareholders were held on October 26, 2010 for shareholders of record on August 25, 2010 to elect three nominees for Trustees of the Trust and to approve a new investment advisory agreement between the Trust and EULAV Asset Management. Each vote represents one dollar of value of shares outstanding on the record date.

Approved the Trustees as follows:

NOMINEE	VOTES FOR	VOTES WITHHELD
Ms. Joyce Heinzerling	19,602,289	861,479

Mr. Mitchell E. Appel	19,537,301	926,467

Daniel S. Vandivort	19,545,848	917,920

Following their October 26, 2010 approval, Ms. Heinzerling and Mr. Vandivort continued to serve as Trustees along with Ms. Nancy-Beth Sheerr and Messrs. Francis C. Oakley, David H. Porter, Thomas Sarkany and Paul Craig Roberts. Effective with the resignation of Mr. Thomas Sarkany on December 23, 2010, Mr. Appel became a Trustee.

Approved the new investment advisory agreement as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINING	BROKER NON-VOTES*
18,311,902	572,012	1,579,854

*Broker non-votes are proxies received from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote such shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote.

¢	Value Line Strategic Asset Management Trust

2011 Annual Report

FACTORS CONSIDERED BY THE BOARD IN APPROVING
THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

          The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees, including a majority of Trustees who are not “interested persons” of Value Line Strategic Asset Management Trust (the “Trust”), as that term is defined in the 1940 Act (the “Independent Trustees”), initially and annually thereafter consider the approval of an investment advisory agreement between the Trust and its investment adviser.

          The Trust’s former investment advisory agreement with EULAV Asset Management, LLC (the “Former Agreement”) terminated by operation of law on December 23, 2010 when EULAV Asset Management, LLC was restructured as a Delaware statutory trust and renamed EULAV Asset Management (the “Adviser”). 1 In its consideration of whether the new investment advisory agreement between the Trust and the Adviser (“Agreement”) was in the best interests of the Trust and its shareholders, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement.

          Among the factors considered by the Board was the fact that all terms under the Agreement, including the advisory services provided and fee rate charged, are identical to those under the Former Agreement, with the sole exception of the date of execution, the two-year initial term, and immaterial changes in form and updates. The Board, including the Independent Trustees, also took into account that it had recently performed a full annual review of the Former Agreement and approved the selection of the Adviser and the continuance of the Former Agreement based on a thorough examination of qualitative and quantitative information provided by the Adviser. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement and Former Agreement, the Independent Trustees met in executive sessions separately from the non-Independent Trustee of the Trust and any officers of the Adviser. In selecting the restructured Adviser and approving the Agreement, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees.

          Both in the meetings which specifically addressed the approval of the Agreement and the Former Agreement and at other meetings, the Board, including the Independent Trustees, received materials relating to the Adviser’s investment and management services under the Former Agreement and as planned under the Agreement. These materials included information on: (i) the investment performance of the Trust, compared to a peer group of funds consisting of the Trust and all mixed-asset target allocation growth funds underlying variable insurance products regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Trust; (iii) sales and redemption data with respect to the Trust; (iv) the general investment outlook in the markets in which the Trust invests; (v) arrangements with respect to the distribution of the Trust’s shares; (vi) the allocation and cost of the Trust’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

          As part of the review of the Agreement, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Former Agreement and as planned under the Agreement. In a separate executive session, the Independent Trustees reviewed information, which included data comparing: (i) the Trust’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-1 fees) rates, and the rate of the Trust’s other non-management fees, to those incurred by a peer group of funds consisting of the Trust and 10 other mixed-asset target allocation growth funds underlying variable insurance products (excluding outliers), as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Trust, the Expense Group and all other mixed-asset target allocation growth funds underlying variable insurance products (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Trust’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Trust’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”).

1	Unless otherwise indicated, for periods prior to December 23, 2010, the term “Adviser” should be understood to refer to EULAV Asset Management, LLC and its predecessor, Value Line, Inc. (“VLI”).

¢	Value Line Strategic Asset Management Trust

2011 Annual Report

          In the separate executive session, the Independent Trustees also reviewed information regarding: (a) the financial results and condition of the Adviser’s parent company, the financial results and condition of the Adviser both before and as projected after the restructuring, the Adviser’s and certain of its affiliates’ profitability from the services that have been performed for the Trust and the Value Line family of funds, as well as the projected profitability after the restructuring; (b) the Adviser’s current and anticipated investment management staffing and resources; (c) the proposed ownership, control and day-to-day management of the Adviser after the restructuring; and (d) the Trust’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information. The Independent Trustees also requested and reviewed information provided by the Adviser related to the settlement of a matter brought by the Securities and Exchange Commission regarding Value Line Securities, Inc., formerly the Trust’s principal underwriter and affiliate of the Adviser (the “Distributor”), 2 VLI and two former directors and officers of VLI. The Board also relied upon representations by VLI that (i) as a result of the restructuring, VLI will no longer “control” (as that term is defined in the 1940 Act) the restructured Adviser or the Distributor and (ii) the settlement of this matter was not likely to have a materially adverse effect on the resources or ability of the Adviser or the Distributor to perform their respective contracts with the Trust.

          The following summarizes matters considered by the Board in connection with its approval of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

          The Board noted that the Agreement’s terms are identical in all material respect to those of the Former Agreement. The Board also considered representations by VLI and the Adviser that, after giving effect to the restructuring, the Adviser and Distributor would have adequate resources to perform their respective services, that there would be no diminution in the nature, quality and extent of such services, and that the Value Line Timeliness rankings would continue to be provided to the Adviser without cost. The Board reviewed the resources and effectiveness of the Adviser’s overall compliance program and viewed favorably the fact that Mr. Appel would continue as Chief Executive Officer of the Adviser with responsibility for day-to-day management following the restructuring. The Board also viewed favorably the increased emphasis being placed by the Adviser on its overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Trust, such as a more robust website. The Board reviewed the services provided by the Adviser and its affiliates in supervising third party service providers. Based on these considerations, and in significant reliance on the representations of VLI and the Adviser, the Board concluded that there was not likely to be an adverse change in the nature, quality and extent of services provided by the Adviser and its affiliates under the Agreement following the restructuring, and that the quality of such services would continue to be appropriate.

          Investment Performance. The Board reviewed the Trust’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Trust outperformed both the Performance Universe average and the Lipper Index for the three-year and five-year periods ended December 31, 2009. The Board also noted that the Trust’s performance for the one-year and ten-year periods ended December 31, 2009 was below the performance of the Performance Universe average and the Lipper Index.

          The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio managers responsible for the daily management of the Trust’s portfolio, seeking to achieve the Trust’s investment objective and adhering to the Trust’s investment strategies. The Independent Trustees also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Trust’s investment operations. The Board took into account the fact that no change was expected in the Trust’s portfolio managers or other employees of the Adviser in connection with the restructuring. The Board concluded that the Trust’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

2
On May 5, 2009, Value Line Securities, Inc. changed its name to EULAV Securities, Inc. As part of the restructuring on December 23, 2010, EULAV Securities, Inc. was restructured as a Delaware limited liability company with the name EULAV Securities LLC and became a wholly-owned subsidiary of the Adviser. No other changes were made to the Distributor’s organization, including its operations and personnel.

¢	Value Line Strategic Asset Management Trust

2011 Annual Report

          Management Fee and Expenses. The Board considered the Adviser’s fee under the Agreement relative to the management fees charged by its Expense Group and Expense Universe averages. The Board noted that, for the most recent fiscal year, the Trust’s management fee rate was less than that of both the Expense Group average and the Expense Universe average.

          The Board also considered the Trust’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board noted that the Distributor and the Board previously agreed that the Distributor would contractually waive a portion of the Trust’s Rule 12b-1 fee, effectively reducing the Trust’s Rule 12b-1 fee rate from 0.40% to 0.25% of the Trust’s average daily net assets for the one year period ending April 30, 2011. In connection with the restructuring, the Distributor and the Board have agreed to extend this contractual Rule 12b-1 fee waiver through April 30, 2012. Such waiver cannot be changed during the contractual waiver period without the Board’s approval. As a result of this Rule 12b-1 fee waiver, the Board noted that the Trust’s total expense ratio after giving effect to this waiver was less than that of the Expense Group average and the Expense Universe average. The Board concluded that the average expense ratio was satisfactory for the purpose of approving the Agreement.

          The Board took into account the fact that the fee rate under the Agreement was identical to that under the Former Agreement, that the expense structure of the Trust would not increase as a result of the restructuring, and that no alteration of the management or Rule 12b-1 fee rates or any waivers or expense reimbursement arrangements was intended by VLI or the Adviser in connection with the restructuring or during the two years thereafter.

          Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor.

          Profitability. The Board considered the level of historical and projected profitability of the Adviser and its affiliates with respect to the Trust individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring and certain actions taken during prior years. These actions included the reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board noted that the Trust’s fee rates under the Agreement and Former Agreement would be identical and considered representations by VLI and the Adviser that the Adviser had no present intention to alter the advisory fee rates, expense waivers or expense reimbursement arrangements for any of the funds within the Value Line group of funds for a period of two years from the closing of the restructuring. The Board concluded that the profitability of the Adviser and its affiliates with respect to the Trust, including the financial results derived from the Trust’s Agreement, were within a range the Board considered reasonable.

          Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Trust. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Trust.

          Economies of Scale. The Board considered that, given the current and anticipated size of the Trust, any perceived and potential economies of scale were not yet a significant consideration for the Trust and that the addition of break points to the fee structure were not currently necessary. It was noted that, although it was not yet possible to evaluate opportunities for additional economies of scale resulting from the restructuring, the Board did not expect economies of scale to be significant given the size of the Trust.

          Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. In addition to comparing the Trust’s management fee rate to unaffiliated mutual funds included in the Trust’s Expense Group and Expense Universe, the Board was informed by the Adviser that it manages non-mutual fund asset management accounts that have similar objectives and policies to certain of the funds in the Value Line family of funds, but that are not generally comparable for a number of reasons (including different services provided).

¢	Value Line Strategic Asset Management Trust

2011 Annual Report

          Conclusion. The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on their evaluation of all material factors deemed relevant, and with the advice of independent counsel, the Board concluded that the Trust’s management fee rate payable to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Trust’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to approve the Agreement as in the best interest of the Trust and its shareholders.

¢	Value Line Strategic Asset Management Trust

Federal Tax Status of Distribution (Unaudited)

For corporate taxpayers, 64.44% of the ordinary income distribution paid during the calendar year 2010, qualifies for the corporate dividends received deductions.

During the calendar year 2010, 91.95% of the ordinary income distribution is treated as qualified dividends.

¢	Value Line Strategic Asset Management Trust

Form N-Q

          The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

          A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Trust voted these proxies for the 12-month period ended June 30 is available through the Trust’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

¢	Value Line Strategic Asset Management Trust

Management Information

          The business and affairs of the Trust are managed by the Trust’s officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and Officer of the Trust. Each Trustee serves as a director or trustee of each of the 14 Value Line Funds. Each Trustee serves until his or her successor is elected and qualified.

Name, Address, and Year of Birth	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee

Interested Trustee*

Mitchell E. Appel 1970	Trustee	Since 2010
President of each of the Value Line Funds since June 2008; President of the Adviser and Distributor since February 2009; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director of Value Line, Inc. February 2010 to December 2010 and Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008.
None
Non-Interested Trustees

Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 1956	Trustee	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 1931	Trustee	Since 1993
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994) Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 1935	Trustee	Since 1997	Professor, Skidmore College, since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 1939	Trustee	Since 1983	Chairman, Institute for Political Economy.	None

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 1949	Trustee	Since 1996	Senior Financial Advisor, Veritable L.P. (Investment Adviser) since 2004.	None

¢	Value Line Strategic Asset Management Trust

Management Information (Continued)

Name, Address, and Year of Birth	Position	Length of Time Served	Other Principal Occupation During the Past 5 Years	Directorships Held by Trustee

Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 1954	Trustee (Lead Independent Trustee since 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005-2007; Managing Director, Weiss, Peck and Greer, 1995-2005.	None

Officers

Mitchell E. Appel 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; President of the Adviser and Distributor since February 2009; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director of Value Line, Inc. February 2010 to December 2010 and Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008.

Michael J. Wagner 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President, Northern Lights Compliance Services, LLC, since 2006; Compliance Services Officer, Northstar Financial Services, LLC, 2006 to January 2008; Chief Operating Officer, Northern Lights Compliance Services, LLC, 2004 to 2006; President and Manager, Gemini Fund Services, LLC, 2004 to 2006; Director of Constellation Trust Company, 2004 to 2009.

Emily D. Washington 1979	Treasurer and Secretary	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008 and Secretary since 2010; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

          The Trust’s Statement of Additional Information (SAI) includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-800-243-2729.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

                (f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

                            (2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer to Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

             (a)Audit  Fees 2010 - $62,725

             (b) Audit-Related fees – None.

             (c) Tax Preparation Fees 2010 -$37,794

             (d) All Other Fees – None

             (e) (1)  Audit Committee Pre-Approval Policy. All services to be performed for the Registrant  by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

             (e) (2) Not applicable.

             (f) Not applicable.

             (g) Aggregate Non-Audit  Fees 2010 -$2,400

             (h) Not applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

 (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	February 28, 2011